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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 2, 2006


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 7 - Regulation FD

Item 7.01.   Regulation FD Disclosure.

     In late 2002, a derivative action captioned Teachers' Retirement System of Louisiana v. Aidinoff, et al., C.A. No. 20106, was filed in the Court of Chancery of the State of Delaware (the Court) in connection with transactions between American International Group, Inc. (AIG) and certain entities affiliated with C.V. Starr & Co., Inc. (Starr). AIG's Board of Directors appointed a Special Litigation Committee of independent directors to review the complaint. The Court has preliminarily approved a Stipulation and Order proposed by the Special Litigation Committee in the form attached hereto as Exhibit 99.1 as fair and reasonable and has stated that it is aware of no just reason why the Stipulation and Order should not be entered. The Court has ruled that (i) notice of the Stipulation and Order should be given to shareholders of AIG in the form of this Current Report on Form 8-K and (ii) the Stipulation and Order will be entered unless a shareholder of AIG files an objection on or before February 14, 2006.

     The Court has entered an Order, attached hereto as Exhibit 99.2, describing procedures to object to the Stipulation and Order. Any shareholder of AIG desiring to object to the Stipulation and Order must follow these procedures.

     If an objection is filed, a hearing will be held at the Court of Chancery of the State of Delaware, 500 King Street, Wilmington, Delaware, 19801 on February 17, 2006 at 4:00 p.m. EST (the "Hearing"), unless the Court determines to cancel it. If no timely written objection is received, the Court will enter the Stipulation and Order promptly after February 14, 2006 and will cancel the Hearing.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.

      Exhibit 99.1 Stipulation and Order.

      Exhibit 99.2 Order.
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: February 2, 2006                 By /s/ KATHLEEN E. SHANNON
                                       ------------------------------------
                                       Name:  Kathleen E. Shannon
                                       Title: Senior Vice President
                                              and Secretary